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                                                 Exhibit 24


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration
Statement No. 333-05361 of Intrav, Inc. on Form S-8 of our reports dated February 14, 1997 appearing in this Form 10-K of Intrav, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP


St. Louis, Missouri
March 28, 1997